PRUDENTIAL INVESTMENTS » MUTUAL FUNDS
Prudential Global Total Return Fund, Inc.
PROSPECTUS • December 30, 2015 (As Reissued August 1, 2016)
Objective
Total return, made up of current income and capital appreciation
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. Prudential Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2016 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
SHARE CLASS	A	B	C	Q	Z
NASDAQ	GTRAX	PBTRX	PCTRX	PGTQX	PZTRX

3	FUND SUMMARY
3	INVESTMENT OBJECTIVE
3	FUND FEES AND EXPENSES
4	INVESTMENTS, RISKS AND PERFORMANCE
7	MANAGEMENT OF THE FUND
7	BUYING AND SELLING FUND SHARES
8	TAX INFORMATION
8	PAYMENTS TO FINANCIAL INTERMEDIaries
9	MORE ABOUT THE FUND’S INVESTMENT STRATEGIES, INVESTMENTS AND RISKS
9	INVESTMENTS AND INVESTMENT STRATEGIES
14	RISKS OF INVESTING IN THE FUND
18	HOW THE FUND IS MANAGED
18	BOARD OF DIRECTORS
18	MANAGER
19	INVESTMENT SUBADVISER
19	PORTFOLIO MANAGERS
20	DISTRIBUTOR
20	DISCLOSURE OF PORTFOLIO HOLDINGS
21	FUND DISTRIBUTIONS AND TAX ISSUES
21	DISTRIBUTIONS
22	TAX ISSUES
23	IF YOU SELL OR EXCHANGE YOUR SHARES
24	HOW TO BUY, SELL AND EXCHANGE FUND SHARES
24	HOW TO BUY SHARES
35	HOW TO SELL YOUR SHARES
38	HOW TO EXCHANGE YOUR SHARES
42	FINANCIAL HIGHLIGHTS
48	GLOSSARY

FUND SUMMARY
INVESTMENT OBJECTIVE
The Fund's investment objective is to seek total return, made up of current income and capital appreciation.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and an eligible group of related investors purchase, or agree to purchase in the future, $50,000 or more in shares of the Fund or other funds in the Prudential Investments family of funds. More information about these discounts is available from your financial professional and is explained in Reducing or Waiving Class A's and Class C’s Sales Charges on page 26 of the Fund's Prospectus and in Rights of Accumulation on page 53 of the Fund's Statement of Additional Information (SAI).
Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class Q	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or net asset value at redemption)	1%	5%	1%	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None
Redemption fees	None	None	None	None	None
Exchange fee	None	None	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class Q	Class Z
Management fees	.60%	.60%	.60%	.60%	.60%
+ Distribution and service (12b-1) fees	.25%	1.00%	1.00%	None	None
+ Other expenses	.36%	.36%	.36%	.22%	.36%
= Total annual Fund operating expenses	1.21%	1.96%	1.96%	.82%	.96%
- Fee waiver and/or expense reimbursement	(.33)%	(.33)%	(.33)%	(.24)%	(.33)%
= Total annual Fund operating expenses after fee waiver and/or expense reimbursement(1)	.88%	1.63%	1.63%	.58%	.63%
(1) The Manager has contractually agreed, through February 28, 2018, to reimburse and/or waive fees so that: (1) the Fund’s net annual operating expenses (exclusive of distribution and service (12b-1) fees, transfer agency expenses (including sub-transfer agency and networking fees), acquired fund fees and expenses, taxes and deferred tax expenses, interest and brokerage commissions, and extraordinary expenses) of each class of shares is limited to 0.58% of the Fund's average daily net assets; and (2) the Fund’s net annual operating expenses (exclusive of distribution and service (12b-1) fees, acquired fund fees and expenses, taxes and deferred tax expenses, interest and brokerage commissions, and extraordinary expenses) of each class of shares is limited to 0.63% of the Fund's average daily net assets. The Manager has contractually agreed through February 28, 2018 to waive a portion of its management fee so that the effective management fee will be 0.50% of the average daily net assets of the Fund. These waivers may not be terminated prior to February 28, 2018 without the prior approval of the Fund’s Board of Directors.
Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only reflected in the 1-Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 years	10 Years	1 Year	3 Years	5 years	10 Years
Class A	$536	$786	$1,055	$1,822	$536	$786	$1,055	$1,822
Class B	$666	$883	$1,127	$1,973	$166	$583	$1,027	$1,973
Class C	$266	$583	$1,027	$2,259	$166	$583	$1,027	$2,259
Class Q	$59	$238	$431	$991	$59	$238	$431	$991
Class Z	$64	$273	$499	$1,148	$64	$273	$499	$1,148
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Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 95% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Fund seeks investments that will increase in value, as well as pay the Fund interest and other income. The Fund may invest in countries anywhere in the world, and normally invests at least 65% of its total assets in income-producing debt securities of US and foreign corporations and governments, supranational organizations, semi-governmental entities or government agencies, authorities or instrumentalities, investment-grade US or foreign mortgages and mortgage-related securities and US or foreign short-term and long-term bank debt securities or bank deposits. The Fund invests in securities of emerging market countries. The Fund may invest in debt securities that are denominated in US dollars or foreign currencies. The Fund invests up to 50% of its total assets in lower-rated securities, also known as “junk” bonds. The Fund’s investment subadviser’s approach to global investing focuses on country and currency selection. The subadviser looks at fundamentals to identify relative value.
Principal Risks. All investments have risks to some degree. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed-income security, or the counterparty to a contract may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.
Debt Obligations Risk. Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund's holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.
Derivatives Risk. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.
The US government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.
4	Prudential Global Total Return Fund, Inc.

Foreign Securities Risk. The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.
US Government and Agency Securities Risk. US Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all US Government securities are insured or guaranteed by the full faith and credit of the US Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. The maximum potential liability of the issuers of some US Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the US Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. Although the US Government has provided support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as “extension risk.” The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Liquidity Risk. The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk also includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
Junk Bonds Risk. High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to be less liquid than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology.
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Mortgages and Mortgage-Related Securities Risk. Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The values of mortgage-related securities vary with changes in market interest rates generally and changes in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages.
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Nondiversification Risk. The Fund is nondiversified for purposes of the Investment Company Act of 1940 (the 1940 Act). This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a nondiversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a nondiversified fund.
Emerging Markets Risk. The risks of non-US investments are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will.
Currency Risk. The Fund's net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.
Market Events Risk. Events in the financial markets have resulted in, and may continue to result in, an unusually high degree of volatility, both in non-US and US markets. This market volatility, in addition to reduced liquidity in credit and fixed-income markets, may adversely affect issuers worldwide. Furthermore, the impact of policy and legislative changes in the US and other countries may not be fully known for some time. This environment could make identifying investment risks and opportunities especially difficult for the subadviser.
Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
More information about the risks of investing in the Fund appears in the Prospectus.
Performance. The following bar chart shows the Fund's performance for Class A shares for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following table shows the average annual returns of each of the Fund’s share classes and also compares the Fund’s performance with the average annual total returns of an index or other benchmark and a group of similar mutual funds. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.prudentialfunds.com.

Best Quarter:		Worst Quarter:
12.52%	2nd Quarter 2009	-7.00%	3rd Quarter 2008

6	Prudential Global Total Return Fund, Inc.

1 These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver, which was terminated effective March 9, 2015, the annual returns would have been lower, too. The total annual return of Class A shares from January 1, 2015 through September 30, 2015 was -2.28%.
Average Annual Total Returns % (including sales charges) (as of 12-31-14)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class B shares	-1.86	4.68	4.03	-
Class C shares	2.28	4.96	4.21	-
Class Q shares	5.45	N/A	N/A	3.84 (2/03/2012)
Class Z shares	4.29	5.89	5.07	-

Class A Shares % (including sales charges)
Return Before Taxes	-0.63	4.71	4.34	-
Return After Taxes on Distributions	-1.51	3.00	2.39	-
Return After Taxes on Distribution and Sale of Fund Shares	-0.35	2.95	2.55	-
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated share class. After-tax returns for other classes will vary due to differing sales charges and expenses.
Index % (reflects no deduction for fees, expenses or taxes)
Barclays Global Aggregate Bond Index	0.59	2.65	3.60	-

Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Global Income Funds Average	2.25	3.73	3.99	-
Lipper Custom Global Income Funds Average*	1.30	3.14	3.59	-
* The Lipper Custom Global Income Funds Average consists only of un-hedged funds within Lipper’s Global Income Funds Universe and not the entire Global Income Funds Universe. Although Lipper classifies the Fund in the Global Income Funds Performance Universe, the Lipper Custom Global Income Funds Average is utilized because the Manager believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.
MANAGEMENT OF THE FUND
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	PGIM, Inc.	Robert Tipp, CFA	Managing Director & Chief Investment Strategist	September 2002
		Michael J. Collins, CFA	Managing Director & Senior Investment Officer	December 2009
		Arvind Rajan, PhD	Managing Director & Head of Global & Macro	December 2015
Note: PGIM, Inc., the umbrella organization for the various Prudential asset management businesses, was formerly named Prudential Investment Management, Inc.
PGIM Limited, formerly Pramerica Investment Management Limited, an indirect wholly-owned subsidiary of PGIM, Inc., serves as a sub-subadviser to the Fund.
BUYING AND SELLING FUND SHARES
	Minimum Initial Investment	Minimum Subsequent Investment
Fund shares (most cases)*	$2,500	$100
Retirement accounts and custodial accounts for minors	$1,000	$100
Automatic Investment Plan (AIP)	$50	$50
*Note: Class B shares are closed to new purchases. Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Class B Shares” in the Prospectus for more information.
You can purchase or redeem shares on any business day through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.
Visit our website at www.prudentialfunds.com	7

TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO FINANCIAL INTERMEDIaries
If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary’s website for more information.
8	Prudential Global Total Return Fund, Inc.

MORE ABOUT THE FUND’S INVESTMENT STRATEGIES, INVESTMENTS AND RISKS
INVESTMENTS AND INVESTMENT STRATEGIES
The Fund's investment objective is to seek total return, made up of current income and capital appreciation. This means the Fund seeks investments that will increase in value, as well as pay the Fund interest and other income.
In pursuing the Fund's objective, the Fund may invest in countries anywhere in the world, and normally invests at least 65% of its total assets in income-producing debt securities of US and foreign corporations and governments, supranational organizations, semi-governmental entities or government agencies, authorities or instrumentalities, investment-grade US or foreign mortgages and mortgage-related securities and US or foreign short-term and long-term bank debt securities or bank deposits. The Fund can invest in securities of developed countries, and in developing or emerging market countries that we believe are stable. Securities of developing or emerging market countries may be subject to more abrupt or erratic market movements than those of developed countries. The Fund can invest in debt securities denominated in US dollars and debt securities in foreign countries denominated in US dollars or foreign currencies.
The investment subadviser has a team of fixed-income professionals, including credit analysts and traders, with experience in many foreign fixed-income securities markets. In selecting portfolio securities, the investment subadviser considers country and currency selection, economic conditions and interest rate fundamentals. The investment subadviser also evaluates individual debt securities within each fixed-income sector based upon their relative investment merit and considers factors such as yield, duration and potential for price appreciation as well as credit quality, maturity and risk.
Some government securities are backed by the full faith and credit of the issuing government, which means that payment of principal and interest are guaranteed but market value is not. Other government issuers may be able to borrow from a centralized treasury, while some government issuers depend entirely on their own resources to repay their debt and are subject to risk of default like private issuers.
The Fund may invest in debt securities that are “investment-grade.” This means major rating services, like Standard & Poor's Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest quality grades. Debt obligations in the fourth highest grade are regarded as investment-grade, but have speculative characteristics and are riskier than higher rated securities. A rating is an assessment of the likelihood of timely repayment of interest and principal and can be useful when comparing different debt obligations. Ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may at times lag behind the current financial conditions of a company. The Fund also may invest in obligations that are not rated, but that the investment subadviser believes are of comparable quality to the obligations described above. In the event that a security receives different ratings from different nationally recognized statistical ratings organizations (NRSROs), the Fund will treat the security as being rated in the highest rating category received from a NRSRO. If the three primary NRSROs used by the Fund (Moody’s, S&P and/or Fitch, Inc.) do not rate a security, the Fund will treat the security as being rated in the highest rating category received from Japan Credit Agency, Ltd. and DBRS (formerly, Dominion Bond Rating Service), if any.
Up to 50% of the Fund's total assets may be invested in lower-rated securities, which are riskier than investment-grade debt obligations and considered “speculative” with respect to their capacity to pay principal and interest. The Fund's investments in these high-yield or “junk” bonds will have a minimum rating of C by Moody's or S&P or an equivalent rating by another major rating service at the time they are purchased. The Fund may continue to hold such a security if it is subsequently downgraded below C or an equivalent rating or is no longer rated by a major rating service.
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The Fund may invest in bonds of any duration. Duration measures the potential volatility of the price of a portfolio of bonds prior to maturity. Duration is the magnitude of the change in price of a bond relative to a given change in the market interest rate. Duration incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure. As of October 31, 2015, the Fund’s weighted average duration was 7.69 years.
The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Fund's policy of investing at least 65% of its total assets in income-producing debt securities of US and foreign corporations and governments, supranational organizations, semi-governmental entities or government agencies, authorities or instrumentalities, investment-grade US or foreign mortgages and mortgage-related securities, and US or foreign short-term and long-term bank debt securities or bank deposits is not a fundamental investment policy. The Board can change investment policies that are not fundamental without shareholder approval.
The Fund is nondiversified. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a nondiversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a nondiversified fund.
Mortgages and Mortgage-Related Securities
The Fund invests in investment-grade US or foreign mortgages and mortgage-related securities issued or guaranteed by US governmental entities or private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities issued by the US Government include GNMAs and mortgage-related securities issued by agencies of the US Government as well as securities issued by Fannie Mae and Freddie Mac. The US Government or the issuing agency directly or indirectly guarantees the payment of interest and principal on these securities (see discussion above). Privately issued mortgage-related securities that are not guaranteed by US governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default. Private issuer mortgage-backed securities may include loans on commercial or residential properties.
Mortgage pass-through securities include collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities. A collateralized mortgage obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by US governmental entities. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal of and interest on the mortgage assets and any reinvestment income thereon provide funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by US governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.
The values of mortgage-related securities vary with changes in market interest rates generally and changes in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to accelerate as homeowners and others refinance their higher rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decelerate, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.
Derivative Strategies
Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. We may use various derivative strategies to try to improve the Fund's returns. We may also use hedging techniques to try to protect the Fund's assets. With derivatives, we try to predict if the underlying investment—a security, market index, currency, interest rate or some other
10	Prudential Global Total Return Fund, Inc.

benchmark—will go up or down at some future date. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as “over-the-counter” derivatives). When the Fund uses derivative strategies, the Fund designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission. Although the Fund has the flexibility to make use of derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions.
Because the Fund is a global fund and invests in securities denominated in different foreign currencies, the Fund may use currency derivative positions. Currency derivative positions can help protect the Fund’s net asset value from declining if a particular foreign currency were to decrease in value compared to the US dollar, but can also decline in value should the currency derivative position move against the Fund.
Futures Contracts and Related Options. The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract, the right to buy or sell a futures contract in exchange for a premium.
Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.
Swap Transactions. The Fund may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to credit default swaps, interest rate swaps, total return swaps and index swaps.
Options. The Fund may purchase and sell put and call options on debt securities, aggregates of debt securities, financial indexes, and currencies traded on US or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities or such currencies in exchange for a premium. The Fund will sell only covered options.
Options on Securities and Financial Indexes. The Fund may purchase and sell put and call options on securities and financial indexes traded on US or foreign securities exchanges, on NASDAQ or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Fund will sell only options that are secured either by the Fund's ownership of the underlying security or by cash or other liquid assets held in a segregated account with the Fund’s custodian.
Other Debt Securities
The Fund can invest up to 35% of its total assets in other debt securities such as convertible securities.
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Asset-Backed Securities
The Fund may invest in asset-backed securities. An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as mortgages, automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other corporate and municipal securities.
Investments in Affiliated Funds
The Fund may invest its assets in affiliated short-term bond funds and/or affiliated or unaffiliated money market funds. The affiliated funds are registered investment companies under the Investment Company Act of 1940 (the 1940 Act). The Fund can invest its free cash balances in the affiliated funds to obtain income on short-term cash balances while awaiting attractive investment opportunities, to provide liquidity in preparation for anticipated redemptions or for defensive purposes. Such an investment could also allow the Fund to obtain the benefits of a more diversified portfolio available in the affiliated funds than might otherwise be available through direct investments in those asset classes, and will subject the Fund to the risks associated with the particular asset class. As a shareholder in the affiliated funds, the Fund will pay its proportional share of the expenses of the affiliated funds, but the affiliated funds do not pay a management fee to the investment manager, since the investment manager only receives reimbursement for its expenses. Thus, shareholders of the Fund are not paying management fees for the Fund and the affiliated funds. The investment results of the portions of the Fund’s assets invested in the affiliated funds will be based on the investment results of the affiliated funds.
Zero Coupon Bonds
The Fund may invest in zero coupon bonds. Zero coupon bonds do not pay interest during the life of the security. An investor purchases the security at a price that is less than the amount the investor will receive when the borrower repays the amount borrowed (face value).
Stripped Securities
The Fund can invest up to 10% of its total assets in “stripped securities” of US and foreign government debt securities. Stripped securities are those with the principal and interest sold separately.
Adjustable/Floating Rate Securities
The Fund can invest in adjustable or floating rate securities whose interest rate is calculated by reference to a specific index and is reset periodically. The value of adjustable or floating rate securities does not respond as quickly to changing interest rates as do fixed rate securities.
Loan Participations and Assignments
The Fund may invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a company as the borrower and one or more financial institutions as lenders. These types of investments can be in the form of loan participations or assignments.
Loan participations and assignments are nonconvertible corporate debt instruments of varying maturities. With participations, the Fund has the right to receive payments of principal, interest and fees from the lender conditioned upon the lender's receipt of payment from the borrower. In participations, the Fund generally does not have direct rights against the borrower on the loan, which means that if the borrower does not pay back the loan or otherwise comply with the loan agreement, the Fund will not have the right to make it do so. With assignments, the Fund has direct rights against the borrower on the loan, but its rights may be more limited than the original lender's.
Repurchase Agreements
The Fund may enter into repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.
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Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements, where the Fund sells a security with an obligation to repurchase it at an agreed-upon price and time. Reverse repurchase agreements that involve borrowing to take advantage of investment opportunities, a practice known as leverage, could magnify losses. If the Fund borrows money to purchase securities and those securities decline in value, then the value of the Fund's shares will decline faster than if the Fund were not leveraged. In addition, interest costs and investment fees relating to leverage may exceed potential investment gains. Borrowing, including any reverse repurchase agreements that involve borrowing, shall not exceed 33 1⁄3% of the value of the Fund’s total assets.
Dollar Rolls
The Fund may enter into dollar rolls in which the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.
Short Sales
The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do, for example, when the investment subadviser thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyers in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. The Fund may make short sales “against the box.” In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost through conversion or exchange of other securities it owns.
Temporary Defensive Investments
In response to adverse market, economic or political conditions, the Fund may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities, or in high-quality obligations of domestic or non-US banks and corporations, and may hold up to 100% of its assets in cash or cash equivalents. Investing heavily in these securities is inconsistent with and limits the Fund’s ability to achieve its investment objective, but may help to preserve the Fund's assets.
Other Investments
In addition to the strategies and securities discussed above, the Fund may use other strategies or invest in other types of securities as described in the SAI. The Fund might not use all of the strategies or invest in all of the types of securities as described in the Prospectus or in the SAI.
The table below summarizes the investment limits applicable to the Fund’s principal investment strategies and certain non-principal investment strategies.
Principal & Non-Principal Strategies
■ Income-producing debt securities: Normally, at least 65% of total assets
■ High-yield, high-risk debt securities (junk bonds): Up to 50% of total assets
■ Investments in foreign securities: no limit
■ Derivatives (including swaps): Up to 25% of net assets
■ Short Sales: Up to 25% of net assets (excluding short sales against the box)
■ Asset-backed securities: Up to 35% of total assets
■ Mortgages and Mortgage-related securities: Percentage varies
■ US Government and Agency securities: Percentage varies
■ Loan Participations & Assignments: Up to 10% of net assets
■ Illiquid Securities: Up to 15% of net assets
■ Money market instruments: Up to 100% on temporary basis
■ Borrowing: Up to 33 1⁄3% of total assets
■ Zero coupon securities: Up to 10% of net assets
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Principal & Non-Principal Strategies
■ Adjustable/floating rate securities: Percentage varies ■ Stripped securities: Up to 10% of total assets
RISKS OF INVESTING IN THE FUND
Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed-income security, or the counterparty to a contract may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.
Debt Obligations Risk. Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund's holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.
Foreign Securities Risk. The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.
US Government and Agency Securities Risk. US Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all US Government securities are insured or guaranteed by the full faith and credit of the US Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. The maximum potential liability of the issuers of some US Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the US Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. Although the US Government has provided support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as “extension risk.” The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Liquidity Risk. The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk also includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
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Junk Bonds Risk. High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to be less liquid than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology.
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Mortgages and Mortgage-Related Securities Risk. Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The values of mortgage-related securities vary with changes in market interest rates generally and changes in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages.
Nondiversification Risk. The Fund is nondiversified for purposes of the Investment Company Act of 1940 (the 1940 Act). This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a nondiversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a nondiversified fund.
Emerging Markets Risk. The risks of non-US investments are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will.
Currency Risk. The Fund's net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.
Derivatives Risk. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.
The US government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.
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Asset-Backed Securities Risk. Asset-backed securities are subject to credit risk, market risk and interest rate risk. Asset-backed securities are also subject to prepayment risk, which is the risk that the underlying debt instruments may be partially or wholly prepaid during periods of falling interest rates, which could require the Fund to reinvest in lower yielding debt instruments. Asset-backed securities are also subject to extension risk, which is the risk that rising interest rates may cause the underlying debt instruments to be repaid more slowly by the debtor, causing the value of the securities to fall. Asset-backed securities are subject to illiquidity risk, which is the risk that the securities may be difficult to value precisely and to sell at the time or price desired.
Zero Coupon Bond Risk. Zero coupon bonds are typically subject to greater volatility and less liquidity in adverse markets in comparison to other debt securities. Zero coupon bonds are subject to credit risk, market risk and interest rate risk.
Stripped Securities Risk. Stripped securities are more volatile than securities where the principal and interest have not been separated. These securities do not make periodic interest payments, and generally lose value when interest rates rise. The value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional bonds. Interest-only stripped securities generally have greater risk of loss compared to principal-only stripped securities.
Adjustable and Floating Rate Securities Risk. The value of adjustable and floating rate securities may lag behind the value of fixed rate securities when interest rates change.
Loan Participation Risk. In addition to the risks typically associated with debt securities, loan participations involve the risk that there may not be a readily available market for participation interests and, in some cases, the Fund may have to dispose of such securities at a substantial discount from face value. Participations also involve the credit risk associated with the underlying corporate borrower.
Repurchase Agreements Risk. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve leverage, which may exaggerate the increase or decrease of the value of the Fund’s assets during the term of the agreement.
Dollar Rolls Risk. Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.
Short Sales Risk. Short sales involve costs and risks. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money to the extent that the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. Although the Fund’s gain is limited to the price at which it sold the securities short, its potential loss is limited only by the maximum attainable price of the securities, less the price at which the security was sold and may, theoretically, be unlimited. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.
Convertible Securities Risk. Investments in convertible securities subject the Fund to the risks associated with both fixed-income securities, including credit risk and interest rate risk, and equity securities.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Fund's NAV or its overall return.
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Spread Risk. Spread risk is the risk that wider credit spreads and decreasing market values typically represent a deterioration of the fixed income instrument's credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. As the spread on a security widens (or increases), the price (or value) of the security generally falls.
Market Events Risk. Events in the financial markets have resulted in, and may continue to result in, an unusually high degree of volatility, both in non-US and US markets. This market volatility, in addition to reduced liquidity in credit and fixed-income markets, may adversely affect issuers worldwide. Furthermore, the impact of policy and legislative changes in the US and other countries may not be fully known for some time. This environment could make identifying investment risks and opportunities especially difficult for the subadviser.
Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
Please note that, in addition to the risks discussed above, there are many other factors that may impact the Fund’s ability to achieve its investment objective and which could result in a loss of all or a part of your investment.
More information about the Fund’s investment strategies and risks appears in the SAI.
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HOW THE FUND IS MANAGED
BOARD OF DIRECTORS
The Fund is overseen by a Board of Directors (hereafter referred to as Directors, or the Board). The Board oversees the actions of the Manager, investment subadviser and distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.
MANAGER
Prudential Investments LLC (PI)
655 Broad Street
Newark, NJ 07102-4410
Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs and is responsible for supervising the Fund's investment subadviser. For the fiscal year ended October 31, 2015, the Fund paid PI management fees at the effective rate of .47% of the Fund's average daily net assets for all share classes.
PI and its predecessors have served as a manager or administrator to investment companies since 1987. As of October 31, 2015, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as the manager or administrator to closed-end investment companies, with aggregate assets of approximately $252.9 billion.
Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment subadvisers for the Fund. In evaluating a prospective investment subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. Subject to the Board’s oversight, PI is also responsible for monitoring the performance of the Fund's investment subadviser and recommending its termination and replacement.
PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with unaffiliated investment subadvisers without obtaining shareholder approval. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment subadviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of the outstanding shares of the Fund. The Fund will notify shareholders of any new investment subadvisers engaged or material amendments to subadvisory agreements made pursuant to the Order. Any new subadvisory agreement or amendment to the Fund’s management agreement or current subadvisory agreement that directly or indirectly results in an increase in the aggregate management fee rate payable by the Fund will be submitted to the Fund’s shareholders for their approval.
A discussion of the basis for the Board's approvals of the management and subadvisory agreements is available in the Fund's Annual Report to shareholders dated October 31, 2015.
Legal Proceedings. On October 30, 2015, a lawsuit was filed against Prudential Investments LLC (“Defendant”) in the United States District Court for the District of Maryland bearing the caption North Valley GI Medical Group, et al. v. Prudential Investments LLC, No. 1:15-cv-03268, by North Valley GI Medical Group and certain other purported shareholders on behalf of six Prudential retail mutual funds: Prudential Jennison Growth Fund, Prudential Jennison Mid-Cap Growth Fund, Inc., Prudential Global Real Estate Fund, Prudential Jennison Equity Income Fund, Prudential Short-Term Corporate Bond Fund, Inc., and Prudential Jennison Natural Resources Fund, Inc. (collectively, the “Named Funds”). None of the Named Funds is a party to the lawsuit. Plaintiffs allege that Defendant violated Section 36(b) of the Investment Company Act of 1940 (the “1940 Act”) by receiving allegedly excessive investment advisory fees from each Named Fund and seek, among other things, a declaration that Defendant has violated Section 36(b) of the 1940 Act, rescission of the investment advisory agreements between Defendant and the Named Funds, an award of compensatory damages, including repayment to each Named Fund of all allegedly excessive investment advisory
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fees paid by such Fund from one year prior to the filing of the lawsuit through the date of trial of the action, plus purported lost investment returns on those amounts and interest thereon, and attorneys’ fees and costs. Defendant believes the claims are without merit and intends to vigorously defend the action.
INVESTMENT SUBADVISER
PGIM, Inc. (PGIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial) that was organized in 1984. Its address is 655 Broad Street, Newark, New Jersey 07102. As of September 30, 2015, PIM managed approximately $947 billion in assets.
Prudential Fixed Income is the primary public fixed-income asset management unit of PGIM, with $565 billion in assets under management as of September 30, 2015, and is the unit of PGIM that provides investment advisory services to the Fund.
Prudential Fixed Income is organized into groups specializing in different sectors of the fixed-income market: US and non-US government bonds, mortgages and asset-backed securities, US and non-US investment grade corporate bonds, high-yield bonds, emerging markets bonds, municipal bonds, and money market securities.
PGIM Limited, an indirect wholly-owned subsidiary of PGIM, serves as a sub-subadviser to the Fund pursuant to a sub-subadvisory agreement with PGIM. PGIM Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIM Limited provides investment advisory services with respect to securities in certain foreign markets. As of June 30, 2015, PGIM Limited managed approximately $24.1 billion in assets, and PGIM-Fixed Income managed approximately $20.3 billion.
PORTFOLIO MANAGERS
Robert Tipp, CFA, Michael J. Collins, CFA and Arvind Rajan, PhD of Prudential Fixed Income are responsible for the management of the Fund.
Robert Tipp, CFA, is a Managing Director, Chief Investment Strategist, and Head of Global Bonds for Prudential Fixed Income. In addition to co-managing the Global Aggregate Plus strategy, Mr. Tipp is responsible for global rates positioning for Core Plus, Absolute Return, and other portfolios. Mr. Tipp has worked at Prudential since 1991, where he has held a variety of senior investment manager and strategist roles. Prior to joining Prudential Financial, he was a Director in the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. Before that, Mr. Tipp was a Senior Staff Analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration and an MBA from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation.
Michael J. Collins, CFA, is Managing Director and Senior Investment Officer for Prudential Fixed Income. He is also senior portfolio manager for Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist. He continues to work closely with the high yield team and other credit teams on portfolio strategy and construction. Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).
Arvind Rajan, PhD, is a Managing Director and Head of Global and Macro at Prudential Fixed Income, heading the FX, Global Bond, Emerging Markets Debt, Investment Strategy and Economic Research teams. In 2015, Mr. Rajan was appointed Adjunct Full Professor at the NYU Stern School of Management. Previously, he was Head of Prudential Fixed Income’s Quantitative Research and Risk Management Group. Prior to joining Prudential Financial in 2008, Mr. Rajan worked at Citigroup, where he had been Co-Head of US Fixed Income Strategy. At Citigroup,
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Mr. Rajan was twice ranked first and once ranked second in the All-American Fixed Income Research poll conducted annually by Institutional Investor magazine. Mr. Rajan also co-authored The Structured Credit Handbook, published in 2007. In 2006, he founded a unit that traded emerging markets and credit instruments as part of Citigroup’s global multi-strategy proprietary trading group. From 2003 to 2006, he was the Global Head of Structured Credit Research. From 1997 to 2003, Mr. Rajan was the Global Head of Emerging Markets Quantitative Research and Strategy for the Fixed Income Division at Salomon Smith Barney. He joined the Bond Portfolio Analysis group at Salomon Brothers in 1994, after working at AT&T Bell Labs and teaching at Rice University. Mr. Rajan received a bachelor's degree from the Indian Institute of Technology as well as an MS and PhD in Operations Research from Northwestern University.
Additional information about portfolio manager compensation, other accounts managed, and portfolio manager ownership of Fund securities may be found in the SAI.
DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS or the Distributor) distributes each class of the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans (the Plans) pursuant to Rule 12b-1 under the 1940 Act, applicable to certain of the Fund's shares. Under the Plans and the Distribution Agreement, the Distributor pays the expenses of distributing the shares of all share classes of the Fund. The Distributor also provides certain shareholder support services. Under the Plans, certain classes of the Fund pay distribution and other fees to the Distributor as compensation for its services. These fees—known as 12b-1 fees—are set forth in the “Fund Fees and Expenses” tables.
Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities are described in the Fund's SAI and on the Fund's website at www.prudentialfunds.com.
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FUND DISTRIBUTIONS AND TAX ISSUES
DISTRIBUTIONS
Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.
Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified or tax-deferred plan or account.
The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.
The Fund distributes dividends out of any net investment income to shareholders. For example, if the Fund owns an ACME Corp. bond and the bond pays interest, the Fund will pay out a portion of this interest as a dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.
The Fund also distributes any realized net capital gains to shareholders. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 bonds of ACME Corp. for a total of $1,000 and more than one year later sold the bonds for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security—if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which is generally taxed at rates of up to 15% for individuals with incomes below approximately $400,000 ($450,000 if married filing jointly), adjusted annually for inflation, and 20% for any income above those amounts that is long-term capital gain, provided that the Fund distributes the net capital gain to noncorporate US shareholders. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income, subject to a maximum tax rate of 39.6%. Different rates apply to corporate shareholders.
Dividends from net investment income paid to a non-corporate US shareholder that are reported as qualified dividend income will generally be taxable to such shareholder at the long-term capital gain tax rate. Dividends of net investment income that are not reported as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent the Fund's income is derived from certain dividends received from US corporations.
A US shareholder that is an individual, estate, or certain type of trust is subject to a 3.8% Medicare contribution tax on the lesser of (1) the US shareholder's “net investment income,” including Fund distributions and net gains from the disposition of Fund shares, and (2) the excess of the US shareholder's modified adjusted gross income for the taxable year over $200,000 (or $250,000 for married couples filing jointly). For this purpose, net investment income includes interest, dividends, annuities, royalties, capital gain and income from a passive activity business or a business of trading in financial instruments or commodities.
For your convenience, distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes, unless your shares are held in a qualified or tax-deferred plan or account. If your dividend distribution check remains uncashed
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for more than six months, your check may be invested in additional shares of the Fund at the net asset value (“NAV”) calculated on the day of the investment. For more information about automatic reinvestment and other shareholder services, see “Additional Shareholder Services” in the next section.
The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.
Expected Distribution Schedule*
Dividends	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually
*Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.
TAX ISSUES
Form 1099
For every year the Fund declares a dividend, you will receive a Form 1099, which reports the amount of ordinary income distributions and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distribution from your qualified or tax-deferred plan or account.
Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends and distributions in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends and distributions are treated as if they were paid on December 31st of the prior year.
Cost Basis Reporting
Mutual funds must report cost basis information to you and the IRS when you sell or exchange shares acquired on or after January 1, 2012 in your non-retirement accounts. The cost basis regulations do not affect retirement accounts, money market funds, and shares acquired before January 1, 2012. The cost basis regulations also require mutual funds to report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold or exchanged. The Transfer Agent is not required to report cost basis information on shares acquired before January 1, 2012. However, in most cases the Transfer Agent will provide this information to you as a service.
Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the US Treasury 28% of your distributions and sale proceeds.
Taxation of Non-US Shareholders
For a discussion regarding the taxation of non-US shareholders, please see the SAI and contact your tax adviser.
If You Purchase on or Before a Record Date
If you buy shares of the Fund on or before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. However, the timing of your purchase does mean that part of your investment may have come back to you as taxable income.
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Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax-deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax-deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential Investments mutual funds that are suitable for retirement plans offered by Prudential.
IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. As mentioned above, the maximum capital gains tax rate is up to 15% for individuals with incomes below approximately $400,000 ($450,000 if married filing jointly), adjusted annually for inflation, and 20% for any income above those amounts that is long-term capital gain.
If you sell shares of the Fund at a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of non-corporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale or exchange of the shares.
If you exchange your Fund shares for shares of another class of the Fund, this is generally not a taxable event and should not result in realization of a capital gain or loss by you. If you exchange your shares of the Fund for shares of another Prudential Investments mutual fund, this is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above. Unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell—or exchange—Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.
Automatic Conversion of Class B Shares
The conversion of Class B shares into Class A shares—which happens automatically approximately seven years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class B shares, see Class B Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.
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HOW TO BUY, SELL AND EXCHANGE FUND SHARES
HOW TO BUY SHARES
In order to buy Fund shares, simply follow the steps described below.
Opening an Account
Shares may be purchased through an account with the Transfer Agent, or through an account with a financial intermediary that has an agreement with the Distributor to sell Fund shares. In order to open an account with the Transfer Agent contact PMFS at (800) 225-1852 or write to:
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
PMFS will accept purchases of shares by check or wire. We do not accept cash, money orders, non-US checks, credit card checks, payable through checks or travelers checks. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this Prospectus. Your purchase order must be in good order to be accepted and processed, which means that all necessary processing requirements have been satisfied. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sales of its shares under certain circumstances. These circumstances include, but are not limited to, failure by you to provide additional information requested, such as information required to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares. Furthermore, we are required by law to close your account if you do not provide the required identifying information. This would result in the redemption of shares at the then-current NAV and the proceeds would be remitted to you via check. We will attempt to verify your identity within a reasonable time frame (e.g., 60 days), which may change from time to time. For further information, please contact PMFS (for shares purchased through the Transfer Agent) or your financial intermediary (for shares purchased through a financial intermediary).
With certain limited exceptions, Fund shares are only available to be sold in the United States, US Virgin Islands, Puerto Rico and Guam.
Choosing a Share Class
The Fund offers the following share classes. Certain classes of shares may have additional specific eligibility or qualification requirements, which are explained below.
Share Class	Eligibility
Class A	Individual investors
Class B	Individual investors *
Class C	Individual investors
Class Q	Certain group retirement plans, institutional investors and certain other investors
Class Z	Certain group retirement plans, institutional investors and certain other investors
* Note:  Class B shares are closed to all purchase activity except for exchanges from Class B shares of another fund.  See “Closure of Class B Shares” below for more information.
Multiple share classes let you choose a cost structure that meets your needs:
■	Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for certain retirement and/or benefit plans.
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■	Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.
When choosing a share class, you should consider the following factors:
■	The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.
■	The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.
■	The different sales charges that apply to each share class—Class A's front-end sales charge (and, in certain instances, CDSC) vs. Class C's CDSC.
■	Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.
■	Because Class Z shares have lower operating expenses than Class A or Class C shares, as applicable, you should consider whether you are eligible to purchase Class Z shares.
See “How to Sell Your Shares” for a description of the impact of CDSCs.
If your shares are held through a financial intermediary, you should discuss with your intermediary which share classes of the Fund are available to you and which share class may best meet your needs. The Fund has advised financial intermediaries of the share class features and guidelines, per the Prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries.
Share Class Comparison. Use the following chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.
	Class A	Class B*	Class C	Class Q	Class Z
Minimum purchase amount	$2,500	$2,500	$2,500	None	None
Minimum amount for subsequent purchases	$100	$100	$100	None	None
Maximum initial sales charge	4.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5%(Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5/6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.25%	1%	1%	None	None
Notes to Share Class Comparison Table:
° The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts, payroll deduction plan accounts, or when exchanging all shares of an account to an existing account with the same registration. The minimum initial investment for retirement accounts and custodial accounts for minors is $1,000. The minimum initial and subsequent investment for AIP accounts is $50 (if your shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the minimum initial and subsequent investment for AIP accounts).
° If the value of your Class A, Class B or Class C account with PMFS is less than $10,000, the Fund will deduct a $15 annual account maintenance fee from your account. The $15 annual account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 account maintenance fee will be waived. The $15 account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) accounts which are authorized for electronic delivery of account statements, transaction confirmations, prospectuses and fund shareholder reports, (iii) omnibus accounts or accounts for which a broker or other financial intermediary is responsible for recordkeeping, (iv) institutional accounts, (v) group retirement plans, (vi) AIP accounts or employee savings plan accounts, (vii) accounts with the same registration associated with multiple share classes within the Fund, provided that the aggregate value of share classes with the same registration within the Fund is $10,000 or more, or (viii) clients with assets of $50,000 or more across the Prudential Investments family of mutual funds. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Account Maintenance Fee” in the SAI.
° For more information about the CDSC and how it is calculated, see “How to Sell Your Shares—Contingent Deferred Sales Charge (CDSC).”
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° Investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase are subject to a CDSC of 1%, but are not subject to an initial sales charge. The CDSC is waived for purchases by certain retirement or benefit plans.
° These distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. The service fee for Class A, Class B and Class C shares is .25%. The distribution fee for Class A shares is limited to .25% (including up to .25% as a service fee). Class B shares and Class C shares pay a distribution fee (in addition to the service fee) of .75%.
° With respect to Class Z shares purchased by current and former employees (including their spouses, children and parents), the minimum initial investment is generally $2,500; $1,000 for retirement accounts and custodial accounts for minors. There is no minimum for payroll deduction for such Class Z purchases. The minimum initial and subsequent investment for AIP accounts for such Class Z purchases is $50 (if shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the minimum initial and subsequent investment for AIP accounts).
* Note: Class B shares are closed to all purchase activity except for exchanges from Class B shares of another fund. See “Closure of Class B Shares” below for more information.
Closure of Class B Shares
Class B shares are closed to all purchase activity. This means that no new accounts in Class B shares may be established, and no additional Class B shares may be purchased or acquired, except through an exchange from the Class B shares of another fund or through the reinvestment of dividends and/or capital gains.
Shareholders owning Class B shares may continue to hold their Class B shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class B shares. Any redemption of Class B shares will continue to be subject to any applicable contingent deferred sales charge (CDSC). In addition, as noted above, shareholders owning Class B shares will continue to have exchange privileges with the Class B shares of any other fund that offers Class B shares.
Automatic Investment Plan (AIP). Shareholders who purchase Class B shares through the Automatic Investment Plan (AIP) are no longer able to purchase Class B shares and are required to select a different share class of the Fund or another fund in order to continue to make automatic investments. Selection of a different share class will be subject to the eligibility requirements of such share class. If a shareholder does not designate a different share class for AIP investments, future purchases of Class B shares will be rejected. New AIPs in Class B shares may not be established.
IRAs & Employer-Sponsored Retirement Plans. Class B shareholders may continue to hold Class B shares in IRA and SIMPLE IRA accounts or in employer-sponsored retirement plans, but contributions must be made in a different share class.
Investment Minimums. The minimum initial investment will be waived for existing Class B shareholders who select a new share class in the same fund. The minimum subsequent investment of $100 per fund applies in the new share class of the same fund.
Reducing or Waiving Class A's and Class C’s Sales Charges
The following describes the different ways investors can reduce or avoid paying Class A's sales charge.
Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases:
Amount of Purchase	Sales Charge as a % of Offering Price*	Sales Charge as a % of Amount Invested*	Dealer Reallowance
Less than $50,000	4.50%	4.71%	4.00%
$50,000 to $99,999	4.00%	4.17%	3.50%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999**	None	None	1.00%
$5 million to $9,999,999**	None	None	0.50%
$10 million and over**	None	None	0.25%
* Due to rounding in the calculation of the offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.
** If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy other share classes. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.
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To satisfy the purchase amounts above, you can:
■	Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of Class A, Class B and Class C Prudential Investments mutual fund shares you or the group already own, (2) the value of money market shares (other than Direct Purchase money market shares) you or an eligible group of related investors have received for shares of other Prudential Investments mutual funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing; or
■	Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential Investments mutual funds within 13 months.
■	Purchases made prior to the effective date of the Letter of Intent will be applied toward the satisfaction of the Letter of Intent to determine the level of sales charge that will be paid pursuant to the Letter of Intent, but will not result in any reduction in the amount of any previously paid sales charge.
An “eligible group of related investors” includes any combination of the following:
■	All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN);
■	Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below);
■	Accounts for your children or your spouse's children, including children for whom you and/or your spouse are legal guardian(s) (e.g., UGMAs and UTMAs);
■	Accounts in the name and TINs of your parents;
■	Trusts with you, your spouse, your children, your spouse's children and/or your parents as the beneficiaries;
■	With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and
■	Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.
A “spouse” is defined in this prospectus as follows:
■	The person to whom you are legally married. We also consider your spouse to include the following:
■	An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;
■	A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood; or
■	An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.
The value of shares held by you or an eligible group of related investors will be determined by the value of your existing Class A shares calculated at current NAV plus maximum sales charge with Class B and Class C shares calculated at current NAV.
Note: Class Z shares and Class Q shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.
If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A’s or Class C's sales charges, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A’s or Class C's sales charges, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A’s or Class C's sales charges. The reduced or waived sales charge will be granted subject to confirmation of account holdings.
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If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A’s or Class C's sales charges, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.
If your shares are held through a financial intermediary, the financial intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A’s or Class C's sales charges. Your financial intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A’s or Class C's sales charges.
Purchases of $1 Million or More. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.
Mutual Fund Programs. The initial sales charge will be waived for participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. The initial sales charge will also be waived for investors in certain programs sponsored by financial intermediaries who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:
■	Mutual fund “wrap” or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or
■	Mutual fund “supermarket” programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
Financial intermediaries sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.
Group Retirement Plans. Class A’s and Class C’s sales charges will be waived for group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A and Class C shares at net asset value.
Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:
■	certain directors, officers, current employees (including their spouses, children and parents) and former employees (including their spouses, children and parents) of Prudential and its affiliates, the Prudential Investments mutual funds, and the investment subadvisers of the Prudential Investments mutual funds; former employees must have an existing investment in the Fund;
■	persons who have retired directly from active service with Prudential or one of its subsidiaries;
■	registered representatives and employees of broker-dealers (including their spouses, children and parents) that have entered into dealer agreements with the Distributor;
■	investors in IRAs, provided that: (a) the purchase is made either from a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, and (b) the IRA is established through Prudential Retirement as part of its “Rollover IRA” program (regardless of whether or not the purchase consists of proceeds of a tax-free rollover of assets from a Benefit Plan described above); and
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■	Clients of financial intermediaries, who (i) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform, (ii) charge clients an ongoing fee for advisory, investment, consulting or similar services, or (iii) offer self-directed brokerage accounts that may or may not charge transaction fees to customers.
To qualify for a waiver of the Class A or Class C sales charges at the time of purchase, you must notify the Transfer Agent, or the Distributor must be notified by the broker facilitating the purchase, that the transaction qualifies for a waiver of the Class A or Class C sales charges. The waiver will be granted subject to confirmation of your account holdings.
Additional Information About Reducing or Waiving Class A’s and Class C's Sales Charges. The Fund also makes available free of charge, on the Fund's website, in a clear and prominent format, information relating to the Fund's Class A and Class C sales charges, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.
You may need to provide your financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A or Class C sales charges.
The Distributor may reallow the Class A sales charge to dealers.
Class B Shares Automatically Convert to Class A Shares
If you bought Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS or its affiliates will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.
When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of the Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. Conversions are quarterly for Class B shares.
If you hold Class B share certificates, the certificates must be received by the Transfer Agent in order for your Class B shares to convert from Class B to Class A shares. Certificate deposited shares will convert during the next quarterly conversion.
Qualifying for Class Q Shares
Group Retirement Plans. Group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator may purchase Class Q shares. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Q shares.
Institutional Investors. Various institutional investors may purchase Class Q shares, including, but not limited to, corporations, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments and other institutional investors who meet requirements as detailed below. The minimum initial investment for such investors generally is $5 million; however, such minimum initial investment may
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be modified for certain financial firms that submit orders on behalf of their clients. A Fund or the Distributor may lower, waive or otherwise modify the minimum initial investment for certain categories of investors at their discretion. Institutional investors are responsible for indicating their eligibility to purchase Class Q shares at the time of purchase.
Other Types of Investors. Class Q shares may also be purchased by Prudential, and Prudential funds, including Prudential funds-of-funds.
Class Q shares may only be offered by financial intermediaries who have an agreement with the Distributor or its affiliates to offer such shares.
Class Q shares are offered to eligible investors provided that the Fund or its affiliates are not required to make or pay any type of administrative, sub-accounting, networking or revenue sharing payments or similar fees paid to intermediaries.
Qualifying for Class Z Shares
Institutional Investors. Various institutional investors may purchase Class Z shares, including corporations, banks, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments. The minimum initial investment for such investors generally is $5 million; however, such minimum initial investment may be modified for certain financial firms that submit orders on behalf of their clients. A Fund or the Distributor may lower, waive, or otherwise modify the minimum initial investment for certain categories of investors at their discretion. Institutional investors are responsible for indicating their eligibility to purchase Class Z shares at the time of purchase. Certain financial intermediaries may require that investments by their institutional investor clients in Class Z shares be placed directly with the Fund's Transfer Agent. Please contact the Transfer Agent at (800) 225-1852 for further details.
Mutual Fund Programs. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by financial intermediaries who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:
■	Mutual fund “wrap” or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or
■	Mutual fund “supermarket” programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
Financial intermediaries sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in a share class offered by the program before selecting a share class.
Group Retirement Plans. Group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator may purchase Class Z shares. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Z shares.
Other Types of Investors. Class Z shares also can be purchased by any of the following:
■	Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;
■	Current and former Directors/Trustees of mutual funds managed by PI or any other affiliate of Prudential;
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■	Current and former employees (including their spouses, children and parents) of Prudential and its affiliates; former employees must have an existing investment in the Fund;
■	Prudential;
■	Prudential funds, including Prudential funds-of-funds;
■	Qualified state tuition programs (529 plans); and
■	Investors working with fee-based consultants for investment selection and allocations.
How Financial Intermediaries are Compensated for Selling Fund Shares
The Prudential Investments Funds are distributed by Prudential Investment Management Services LLC (the Distributor), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the Funds directly to the public, but instead markets and sells the Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. Each Fund is managed by the Manager.
Only persons licensed with the Financial Industry Regulatory Authority, Inc. (FINRA), as a registered representative (often referred to as a broker or financial adviser) and associated with a specific financial services firm may sell shares of a mutual fund to you, or to a retirement plan in which you participate.
Rule 12b-1 Fees & Sales Charges. The Distributor has agreements in place with financial intermediaries defining how much each firm will be paid for the sale of a particular mutual fund from front-end sales charges, if any, paid by Fund shareholders and from fees paid to the Distributor by the Fund pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1). These financial intermediaries then pay their registered representatives who sold you the Fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive ongoing payments while you are invested in the Fund. The Distributor may change at any time, without prior notice, the amount of Rule 12b-1 fees that it pays (when the sale is made and/or any ongoing payments) to financial intermediaries and registered representatives so that the Distributor may retain all or a portion of such fees.
“Revenue Sharing” Payments. In addition to the compensation received by financial intermediaries as described above, the Manager or certain of its affiliates (but not the Distributor) may make additional payments (which are often referred to as “revenue sharing” payments) to the financial intermediaries from the Manager's or certain affiliates' own resources, including from the profits derived from management or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders, provided that no such additional payments are made with respect to the Fund’s Class Q shares (if applicable). Revenue sharing payments are in addition to the front-end sales charges paid by Fund shareholders or fees paid pursuant to plans adopted in accordance with Rule 12b-1. The Manager or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial intermediaries in the future.
Revenue sharing arrangements are intended to foster the sale of Fund shares and/or to compensate financial intermediaries for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Fund generally expects to receive the opportunity for the Fund to be sold through the financial intermediaries' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of the Fund, the Manager and Distributor benefit from the increase in Fund assets as a result of the management and distribution fees they receive from the Fund, respectively. Increased sales of Fund shares also may benefit shareholders, since an increase in Fund assets may allow the Fund to expand its investment opportunities, and increased Fund assets may result in reduced Fund operating expenses.
Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial intermediaries and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.
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If your Fund shares are purchased through a retirement plan, the Manager or certain of its affiliates (but not the Distributor) may also make revenue sharing payments to the plan's recordkeeper or an affiliate, which generally is not a registered broker-dealer. Rule 12b-1 fees and sales charges may only be paid to a registered broker-dealer.
It is likely that financial intermediaries that execute portfolio transactions for the Fund will include those firms with which the Manager and/or certain of its affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Manager and certain of its affiliates will not use Fund brokerage as any part of revenue sharing payments to financial intermediaries.
Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager and/or certain of its affiliates make such payments to financial intermediaries in amounts that generally range from .02% up to .20% of Fund assets serviced and maintained by the financial intermediaries or from .10% to .25% of sales of Fund shares attributable to the firm. In addition, the Manager and/or certain of its affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a financial services intermediary’s systems, participation or attendance at a financial services firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial intermediaries to make presentations, and/or train and educate the personnel of the financial intermediaries, may be paid by the Manager and/or certain of its affiliates, subject to applicable FINRA regulations.
Please contact the registered representative (or his or her firm) who sold shares of the Fund to you for details about any payments the financial intermediary may receive from the Manager and/or certain of its affiliates. You should review your financial intermediary’s disclosure and/or talk to your financial intermediary to obtain more information on how this compensation may have influenced your financial intermediary’s recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the SAI which is available to you at no additional charge.
Other Payments Received by Financial Intermediaries
Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Fund may pay to financial intermediaries as described above, and the fees the Fund pays to the Transfer Agent, the Transfer Agent or its affiliates may enter into additional agreements on behalf of the Fund with financial intermediaries pursuant to which the Fund will pay financial intermediaries for certain administrative, sub-accounting and networking services, provided that no such additional payments to financial intermediaries are made with respect to the Fund’s Class Q shares (if applicable). These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by the Transfer Agent. Sub-accounting services encompass activities that reduce the burden of recordkeeping to the Fund. Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (NSCC).
These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager or certain of its affiliates (but not the Distributor) also may pay a portion of the fees for the services to the financial intermediaries at their own expense and out of their own resources.
In addition, the Fund reimburses the Distributor for NSCC fees that are invoiced to the Distributor as the party to the Agreement with NSCC for the administrative services provided by NSCC to the Fund and its shareholders. These administrative services provided by NSCC to the Fund and its shareholders include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase
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and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the Fund and its shareholders. These payments are generally based on a transaction fee rate for certain administrative services plus a fee for other administrative services.
Anti-Money Laundering
In accordance with federal law, the Fund has adopted policies designed to deter money laundering. Under the policies, the Fund will not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as required by applicable law. The Fund will seek to confirm the identity of potential shareholders to include both individuals and entities through documentary and non-documentary methods. Non-documentary methods may include verification of name, address, date of birth and tax identification number with selected credit bureaus. The Fund has also appointed an Anti-Money Laundering Compliance Officer to oversee the Fund's anti-money laundering policies.
Understanding the Price You'll Pay
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund—known as the net asset value or NAV—is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the Fund—or the NAV—is $10 ($1,000 divided by 100).

Mutual Fund Shares
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the Fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
The Fund's NAV will be determined every day on which the Fund is open as of the close of regular trading on the New York Stock Exchange (NYSE) (generally, 4:00 p.m. Eastern time). The Fund's portfolio securities are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under procedures established by the Board. These procedures include pricing methodologies for determining the fair value of certain types of securities and other assets held by the Fund that do not have quoted market prices, and authorize the use of other pricing sources, such as bid prices supplied by a principal market maker and evaluated prices supplied by pricing vendors that employ analytic methodologies that take into account the prices of similar securities and other market factors.
If the Fund determines that a market quotation for a security is not reliable based on, among other things, events or market conditions that occur with respect to one or more securities held by the Fund or the market as a whole, after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined, the Fund may use “fair value pricing,” which is implemented by a valuation committee (Valuation Committee) consisting of representatives of the Manager or by the Board. The subadviser often provides relevant information for the Valuation Committee meeting. In addition, the Fund may use fair value pricing determined by the Valuation Committee or Board if the pricing source does not provide an evaluated price for a security or provides an evaluated price that, in the judgment of the Manager (which may be based upon a recommendation from the subadviser), does not represent fair value. Equity securities that are traded on foreign exchanges are valued using pricing vendor services that provide fair value model prices. The models generate an evaluated adjustment factor for each security, which can be applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price to the extent that the valuation meets the established confidence level for each security. Such confidence level is a measure
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of the probability of a relationship between a given equity security and the factors used in the models. Non-US securities markets are open for trading on weekends and other days when the Fund does not price shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem the Fund’s shares.
With respect to any portion of the Fund's assets that are invested in one or more open-end investment companies, the Fund's NAV will be calculated based upon the NAV of the investment company in which the Fund invests, which will reflect the investment company’s fair valuation procedures.
Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price. The prospectuses of any other mutual funds in which the Fund invests will explain each fund’s procedures and policies with respect to the use of fair value pricing.
Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.
What Price Will You Pay for Shares of the Fund? For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. Eastern time, or later than 4:00 p.m. Eastern time, your order to purchase must be received by 4:00 p.m. Eastern time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE. The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. We deem an order received when it is received by the Transfer Agent at its processing center. If you submit your order through a broker or other financial intermediary, it may be deemed received when received by the broker or financial intermediary.
Each business day, the Fund’s current NAV per share is made available at www.prudentialfunds.com (click on “Products,” then select “Prices and Yields,” under the “Open-End Funds” tab, and then select a fund).
Additional Shareholder Services
As a Fund shareholder, you can take advantage of the following services and privileges:
Automatic Reinvestment. As we explained in the “Fund Distributions and Tax Issues” section, the Fund pays out—or distributes—its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends. For accounts held at the Transfer Agent (PMFS), distributions of $10.00 or less on non-retirement accounts will not be paid out in cash, but will be automatically reinvested into your account.
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
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Automatic Investment Plan (AIP). You can make regular purchases of the Fund by having a fixed amount of money automatically withdrawn from your bank or brokerage account at specified intervals. The minimum for subsequent investments through newly-established AIP accounts must be at least $50 monthly.
Note: New AIPs in Class B shares may not be established. Class B shareholders may not make automatic investments in Class B shares through an AIP. A Class B shareholder must designate a different share class of the same fund or another fund for purchases. Shareholders may select another share class which they are eligible to purchase.
Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.
Note: Class B shareholders can continue to hold Class B shares in IRA and SIMPLE IRA accounts or in employer-sponsored retirement plans, but new contributions must be made in another share class.
Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.
Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your financial intermediary otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus and shareholder reports, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.
HOW TO SELL YOUR SHARES
You can sell your Fund shares for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see “Restrictions on Sales” below.
When you sell shares of a Fund—also known as redeeming your shares—the price you will receive will be the NAV next determined after the Transfer Agent or your financial intermediary receives your order to sell (less any applicable CDSC).
Shares Held by Financial Intermediaries. If your financial intermediary holds your shares, your financial intermediary must receive your order to sell no later than the time regular trading on the NYSE closes—which is usually 4:00 p.m. Eastern time—to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE.
Shares Held by the Transfer Agent. If the Transfer Agent holds your shares, PMFS must receive your order to sell no later than the time regular trading on the NYSE closes—which is usually 4:00 p.m. Eastern time—to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. You may contact your financial intermediary or the Transfer Agent at:
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Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent or your broker or other financial intermediary receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date. Your broker may charge you a separate or additional fee for sales of shares.
As a result of restrictions on withdrawals and transfers imposed by Section 403(b) of the Internal Revenue Code of 1986, as amended, we may consider a redemption request to not be in good order until we obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with such restrictions, if applicable. In such an event, the redemption request will not be in good order and we will not process it until we obtain information from your employer.
Restrictions on Sales
There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, the former may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI.
If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order medallion signature guaranteed if:
■	You are selling more than $100,000 of shares;
■	You want the redemption proceeds made payable to someone that is not in our records;
■	You want the redemption proceeds sent to some place that is not in our records;
■	You are a business or a trust; or
■	You are redeeming due to the death of the shareholder or on behalf of the shareholder.
The medallion signature guarantee may be obtained from an authorized officer from a bank, broker, dealer, securities exchange or association, clearing agency, savings association, or credit union that is participating in one of the recognized medallion guarantee programs (STAMP, SEMP, or NYSE MSP). The medallion signature guarantee must be appropriate for the dollar amount of the transaction. The Transfer Agent reserves the right to reject transactions where the value of the transaction exceeds the value of the surety coverage indicated on the medallion imprint. For more information, see the SAI.
Contingent Deferred Sales Charge (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase (the CDSC is waived for purchases by certain retirement and/or benefit plans). To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:
■	Amounts representing shares you purchased with reinvested dividends and distributions,
■	Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares, and 12 months for Class C shares, and
■	Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares, and 12 months for Class C shares).
Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid—or at least minimize—the CDSC.
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Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
The CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. The rate decreases on the anniversary date of your purchase.
The holding period for purposes of determining the applicable CDSC will be calculated from the anniversary date of the purchase, excluding any time Class B or Class C shares were held in a money market fund.
Waiver of the CDSC—Class A Shares
The CDSC will be waived if the Class A shares are sold:
■	After a shareholder is deceased or permanently disabled (or, in the case of a trust account, after the death or permanent disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or permanent disability;
■	To provide for certain distributions—made without IRS penalty—from a qualified or tax-deferred retirement plan, benefit plan, IRA or Section 403(b) custodial account; and
■	To withdraw excess contributions from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account.
For more information, see the SAI.
Waiver of the CDSC—Class B Shares
The CDSC will be waived if the Class B shares are sold:
■	After a shareholder is deceased or permanently disabled (or, in the case of a trust account, after the death or permanent disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or permanent disability;
■	To provide for certain distributions—made without IRS penalty—from a qualified or tax-deferred retirement plan, benefit plan, IRA or Section 403(b) custodial account;
■	To withdraw excess contributions from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account; and
■	On certain redemptions effected through a Systematic Withdrawal Plan.
For more information, see the SAI.
Waiver of the CDSC—Class C Shares
The CDSC will be waived if the Class C shares are sold:
■	After a shareholder is deceased or permanently disabled (or, in the case of a trust account, after the death or permanent disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or permanent disability;
■	To provide for certain distributions—made without IRS penalty—from a qualified or tax-deferred retirement plan, benefit plan, IRA or Section 403(b) custodial account; and
■	To withdraw excess contributions from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account.
For more information, see the SAI.
Redemption In Kind
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker. You would also be responsible for any tax consequences resulting from your ownership of the securities.
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Involuntary Redemption of Small Accounts Held by the Transfer Agent
If the value of your account with PMFS is less than $500 for any reason, we may sell your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to Automatic Investment Plan (AIP) accounts, employee savings plan accounts, payroll deduction plan accounts, retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account), omnibus accounts, and accounts for which a broker or other financial intermediary is responsible for recordkeeping. Prior thereto, if you make a sale that reduces your account value to less than the threshold, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Involuntary Redemption” in the SAI.
Account Maintenance Fee for Accounts Held by the Transfer Agent
If the value of your account with PMFS is less than $10,000, with certain exclusions, a $15 annual account maintenance fee will be deducted from your account during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the account maintenance fee will be waived. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Account Maintenance Fee” in the SAI.
90-Day Repurchase Privilege
After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. In order to take advantage of this privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. This privilege can only be used once in a 12-month period. For more information, see the SAI.
Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.
HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential Investments mutual funds—including Prudential Government Money Market Fund, Inc.—if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of other funds in the Prudential Investments mutual fund family, but you can’t exchange Class A shares for a different share class of another fund. After an exchange, at redemption, any CDSC will be calculated from the date of the initial purchase, excluding any time that Class B or Class C shares were held in Prudential Government Money Market Fund, Inc. We may change the terms of any exchange privilege after giving you 60 days' notice.
Note: Class B shares may not be purchased or acquired by any Class B shareholder except by exchange from Class B shares of another fund or through dividend and/or capital gains reinvestment.
There is no sales charge for exchanges. However, if you exchange—and then sell—shares within the applicable CDSC period, you must still pay the applicable CDSC. At the time of exchange, CDSC liable shares and free shares move proportionally according to the percentage of total shares you are exchanging. If you have exchanged Class B or Class C shares into Prudential Government Money Market Fund, Inc., the time you hold the Class B or Class C shares in the money market fund will not be counted in calculating the required holding period for CDSC liability.
For investors in certain programs sponsored by financial intermediaries who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential relating to mutual fund “wrap” or asset allocation programs or mutual fund “supermarket” programs, an exchange may be made from Class A to Class Z shares of the Fund in certain limited circumstances. Contact your program sponsor or financial intermediary with any questions.
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Exchanging Shares Held by a Financial Intermediary. If you hold shares through a financial intermediary, you must exchange shares through your financial intermediary.
Exchanging Shares Held by the Transfer Agent. If you hold shares through the Transfer Agent, contact your financial advisor or PMFS at (800) 225-1852 or write to PMFS at:
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
If you participate in any fee-based program where the Fund is an available investment option, you may arrange with the Transfer Agent or your recordkeeper to exchange your Class A shares, if any, for Class Z shares when you elect to participate in the fee-based program. When you no longer participate in the program, you may arrange with the Transfer Agent or your recordkeeper to exchange all of your Class Z shares, including shares purchased while you were in the program, for Class A shares.
Likewise, if you are entitled to purchase Class Z shares as a participant in Wells Fargo Advisors’ 401(k) Plan and you seek to transfer your Class Z shares out of the 401(k) Plan after your voluntary or involuntary termination of employment or retirement, you may arrange with the Transfer Agent or your recordkeeper to exchange your Class Z shares held in the 401(k) Plan for Class A shares.
Remember, as we explained in the section entitled “Fund Distributions and Tax Issues—If You Sell or Exchange Your Shares,” exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.
Frequent Purchases and Redemptions of Fund Shares
The Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in non-US securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of non-US securities established some time before the Fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.
The Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a “round-trip transaction”) as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.
Visit our website at www.prudentialfunds.com	39

The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder’s account will be subject to a 60-day warning period. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund’s Transfer Agent that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.
Transactions in the Prudential Investments money market funds are excluded from this policy. In addition, transactions by affiliated Prudential mutual funds, which are structured as “funds-of-funds,” and invest primarily in other mutual funds within the Prudential Investments fund family, are not subject to the limitations of the trading policy and are not considered frequent or short-term trading.
The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 90-day period. If a purchase into the Fund is rejected or canceled, the shareholder will receive a return of the purchase amount.
If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan (“Intermediaries”) that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.
The Transfer Agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to potential offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to potential offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.
Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.
Telephone Redemptions or Exchanges
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 and communicating your instructions in good order to a customer service representative before 4:00 p.m. Eastern time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled “How to Sell Your Shares—Restrictions on Sales” above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.
40	Prudential Global Total Return Fund, Inc.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.
In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.
Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.
Visit our website at www.prudentialfunds.com	41

FINANCIAL HIGHLIGHTS
Introduction
The financial highlights will help you evaluate the Fund's financial performance for the fiscal years ended October 31, 2015, 2014, 2013, 2012 and 2011. Certain information reflects financial results for a single fund share. The total return in each chart represents the rate that a shareholder would have earned (or lost) on an investment in the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for the periods indicated.
The financial highlights were derived from the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified.
A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this Prospectus.
42	Prudential Global Total Return Fund, Inc.

Class A Shares
	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$6.88	$6.92	$7.21	$6.99	$7.42
Income (loss) from investment operations:
Net investment income	.17	.19	.21	.22	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.37)	.06	(.21)	.31	.05
Total from investment operations	(.20)	.25	–(e)	.53	.28
Less Dividends and Distributions:
Dividends from net investment income*	(.04)	(.15)	(.18)	(.28)	(.71)
Tax return of capital distributions	(.19)	(.14)	(.11)	(.03)	–
Total dividends and distributions	(.23)	(.29)	(.29)	(.31)	(.71)
Net asset value, end of year	$6.45	$6.88	$6.92	$7.21	$6.99
Total Return(b):	(2.90)%	3.67%	.07%	7.86%	4.60%

Ratios/Supplemental Data:
Net assets, end of year (000)	$157,404	$190,394	$161,099	$176,970	$154,056
Average net assets (000)	$175,942	$163,155	$180,342	$162,268	$125,292
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.05%	1.25%	1.23%	1.31%	1.35%
Expenses before waivers and/or expense reimbursement	1.24%	1.30%	1.28%	1.36%	1.44%
Net investment income	2.50%	2.79%	2.99%	3.17%	3.28%
Portfolio turnover rate	95%	65%	79%	97%	203%
(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.
(d) Effective March 9, 2015, the contractual distribution and service (12b–1) fees were reduced from .30% to .25% of the average daily net assets and the .05% contractual 12b–1 fee waiver was terminated.
(e) Less than $.005 per share.
* Dividends from net investment income include other items that are ordinary income for tax purposes.
Visit our website at www.prudentialfunds.com	43

Class B Shares
	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$6.88	$6.92	$7.21	$6.99	$7.41
Income (loss) from investment operations:
Net investment income	.12	.14	.16	.17	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.38)	.06	(.21)	.30	.06
Total from investment operations	(.26)	.20	(.05)	.47	.23
Less Dividends and Distributions:
Dividends from net investment income*	(.03)	(.10)	(.13)	(.22)	(.65)
Tax return of capital distributions	(.15)	(.14)	(.11)	(.03)	–
Total dividends and distributions	(.18)	(.24)	(.24)	(.25)	(.65)
Net asset value, end of year	$6.44	$6.88	$6.92	$7.21	$6.99
Total Return(b):	(3.75)%	2.90%	(.68)%	7.06%	3.86%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,660	$6,548	$7,084	$6,748	$5,018
Average net assets (000)	$5,469	$6,790	$7,299	$5,744	$3,465
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.80%	2.00%	1.98%	2.06%	2.10%
Expenses before waivers and/or expense reimbursement	1.97%	2.00%	1.98%	2.06%	2.14%
Net investment income	1.77%	2.05%	2.25%	2.40%	2.52%
Portfolio turnover rate	95%	65%	79%	97%	203%
(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.
* Dividends from net investment income include other items that are ordinary income for tax purposes.
44	Prudential Global Total Return Fund, Inc.

Class C Shares
	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$6.86	$6.90	$7.19	$6.97	$7.39
Income (loss) from investment operations:
Net investment income	.12	.14	.16	.17	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.36)	.06	(.21)	.31	.07
Total from investment operations	(.24)	.20	(.05)	.48	.24
Less Dividends and Distributions:
Dividends from net investment income*	(.03)	(.10)	(.13)	(.23)	(.66)
Tax return of capital distributions	(.15)	(.14)	(.11)	(.03)	–
Total dividends and distributions	(.18)	(.24)	(.24)	(.26)	(.66)
Net asset value, end of year	$6.44	$6.86	$6.90	$7.19	$6.97
Total Return(b):	(3.48)%	2.90%	(.68)%	7.08%	4.00%

Ratios/Supplemental Data:
Net assets, end of year (000)	$29,427	$34,691	$31,424	$33,988	$19,408
Average net assets (000)	$33,144	$30,378	$36,071	$27,739	$10,010
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.80%	2.00%	1.98%	2.06%	2.05%
Expenses before waivers and/or expense reimbursement	1.97%	2.00%	1.98%	2.06%	2.14%
Net investment income	1.76%	2.05%	2.24%	2.39%	2.56%
Portfolio turnover rate	95%	65%	79%	97%	203%
(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.
* Dividends from net investment income include other items that are ordinary income for tax purposes.
Visit our website at www.prudentialfunds.com	45

Class Q Shares
	Year Ended October 31,			February 3, 2012(d) through October 31, 2012
	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$6.97	$6.94	$7.23	$6.97
Income (loss) from investment operations:
Net investment income	.17	.23	.24	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.36)	.12	(.21)	.28
Total from investment operations	(.19)	.35	.03	.46
Less Dividends and Distributions:
Dividends from net investment income	(.05)	(.18)	(.21)	(.19)
Tax return of capital distributions	(.20)	(.14)	(.11)	(.01)
Total dividends and distributions	(.25)	(.32)	(.32)	(.20)
Net asset value, end of period	$6.53	$6.97	$6.94	$7.23
Total Return(b):	(2.71)%	5.09%	.46%	6.81%

Ratios/Supplemental Data:
Net assets, end of period (000)	$27,141	$869	$62	$11
Average net assets (000)	$19,157	$295	$13	$10
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.72%	.87%	.85%	.92%(e)
Expenses before waivers and/or expense reimbursement	.82%	.87%	.85%	.92%(e)
Net investment income	2.64%	3.24%	3.48%	3.42%(e)
Portfolio turnover rate	95%	65%	79%	97%(f)
(a) Calculated based on average shares outstanding during the period.
(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.
(d) Commencement of offering.
(e) Annualized.
(f) Not annualized.
46	Prudential Global Total Return Fund, Inc.

Class Z Shares
	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$6.90	$6.94	$7.23	$7.01	$7.44
Income (loss) from investment operations:
Net investment income	.18	.21	.22	.23	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.36)	.06	(.20)	.31	.08
Total from investment operations	(.18)	.27	.02	.54	.30
Less Dividends and Distributions:
Dividends from net investment income*	(.05)	(.17)	(.20)	(.29)	(.73)
Tax return of capital distributions	(.20)	(.14)	(.11)	(.03)	–
Total dividends and distributions	(.25)	(.31)	(.31)	(.32)	(.73)
Net asset value, end of year	$6.47	$6.90	$6.94	$7.23	$7.01
Total Return(b):	(2.66)%	3.92%	.31%	8.10%	4.87%

Ratios/Supplemental Data:
Net assets, end of year (000)	$115,119	$119,628	$56,817	$83,077	$42,330
Average net assets (000)	$129,045	$71,247	$81,390	$58,999	$12,813
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.80%	1.00%	.98%	1.06%	1.10%
Expenses before waivers and/or expense reimbursement	.96%	1.00%	.98%	1.06%	1.14%
Net investment income	2.73%	3.00%	3.18%	3.37%	3.50%
Portfolio turnover rate	95%	65%	79%	97%	203%
(a) Calculated based on average shares outstanding during the year.
(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.
* Dividends from net investment income include other items that are ordinary income for tax purposes.
Visit our website at www.prudentialfunds.com	47

GLOSSARY
FUND INDEXES
Barclays Global Aggregate Bond Index. The Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed income markets. The three major components of this index are the US Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities. Index returns do not include the effect of any mutual fund sales charges, operating expenses or taxes. These returns would be lower if they included the effect of these expenses.
Lipper Global Income Funds Average. The Lipper Global Income Funds Average is based on the average return of all mutual funds in the Lipper Global Income Funds category. Returns do not include the effect of any sales charges or taxes. The returns would be lower if they included the effect of sales charges or taxes.
Lipper Custom Global Income Funds Average. The Lipper Custom Global Income Funds Average consists only of un-hedged funds within Lipper’s Global Income Funds category, and not the entire Global Income Funds category. These returns do not include the effect of any sales charges or taxes. These returns would be lower if they included the effect of these expenses.
48	Prudential Global Total Return Fund, Inc.

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FOR MORE INFORMATION Please read this Prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:
■ MAIL Prudential Mutual Fund Services LLC PO Box 9658 Providence, RI 02940 ■ WEBSITE www.prudentialfunds.com	■ TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the US)

■ E-DELIVERY
To receive your mutual fund documents on-line, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

The Annual and Semi-Annual Reports and the SAI contain additional information about the Fund. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.
■ STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this Prospectus) ■ SEMI-ANNUAL REPORT	■ ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows (the SEC charges a fee to copy documents):
■ MAIL Securities and Exchange Commission Public Reference Section 100 F Street, NE Washington, DC 20549-1520 ■ ELECTRONIC REQUEST publicinfo@sec.gov	■ IN PERSON Public Reference Room located at 100 F Street, NE in Washington, DC For hours of operation, call (202) 551-8090 ■ VIA THE INTERNET on the EDGAR Database at www.sec.gov

Prudential Global Total Return Fund
Share Class	A	B	C	Q	Z
NASDAQ	GTRAX	PBTRX	PCTRX	PGTQX	PZTRX
CUSIP	74439A103	74439A202	74439A301	74439A509	74439A400
MF169STAT	The Fund's Investment Company Act File No. 811-04661